                                                                    Exhibit 10.6


                      INTERCORPORATE TAX SHARING AGREEMENT

     THIS INTERCORPORATE TAX SHARING AGREEMENT ("Agreement"), executed on May 13, 1996 but effective as of January 1, 1996, among PARK ACQUISITIONS, INC. ("Parent Company") and its Affiliated Companies (as defined in this Agreement), including without limitation, PARK COMMUNICATIONS, INC. ("Communications"), PARK BROADCASTING, INC. ("Broadcasting") and PARK NEWSPAPERS, INC. ("Newspapers").

                                   RECITALS:

     A. This Agreement is entered into by the Parent Company and each other member of the "affiliated group," as that term is defined in Section 1504 of the Internal Revenue Code of 1986 as amended (the "Code"), of which the Parent Company is a member (each such other member being called an "Affiliate Company" and all such other members being called collectively the "Affiliated Companies") and which are includible for any portion of a taxable year in the Parent Company's consolidated federal Income Tax return (the term "Income Tax" and its cognates being defined in Section 2.02 below). The "Parent Affiliated Group" means the affiliated group of which the Parent Company is the common parent company in any taxable year of the Parent Company.

     B. The "Broadcasting Affiliated Group" means the group of those of the Affiliated Companies which would be an affiliated group if Broadcasting were the "common parent corporation" (as that term is used in Code Section 1504) and such group did not include Newspapers, Communications or the Parent Company. The "Newspapers Affiliated Group" means the group of those of the Affiliated Companies which would be an affiliated group if Newspapers were the common parent corporation and such group did not include Broadcasting, Communications or the Parent Company. The term "PAI/PCI Affiliated Group" means the Parent Company and Communications if they were the sole members of an affiliated group. Each of the Broadcasting Affiliated Group, the Newspapers Affiliated Group and the PAI/PCI Affiliated Group is sometimes referred to as a "Subgroup"; and each of Broadcasting and Newspapers is sometimes referred to as a "Subparent."

     C. The Parent Company and its Affiliated Companies wish to enter into an agreement to provide for payments to Communications by the other Affiliated Companies in respect of federal Income Tax liabilities and combined or consolidated state Income Tax liabilities of the members of the Broadcasting Affiliated Group and the Newspapers Affiliated Group, respectively (each such payment being called an "Intercorporate Tax Payment"). This Agreement is not intended to affect any separate company financial statement accounting, the elected calculation of earnings and profits as determined under Code Section 1552 or any other tax or accounting issues.

     D. Subject to the terms hereof, (i) each of the Broadcasting Affiliated Group and the Newspapers Affiliated Group, which would have incurred a consolidated (or combined) return Income Tax liability for any taxable period ending on or after May 11, 1995 (a "Tax Reporting Period") with respect to which the consolidated (or combined) Income Tax liability of the Parent Affiliated Group is estimated, reported or finally determined, will make an Intercorporate Tax Payment to Communications of the amount of Income Taxes which the respective Subgroup would have incurred if the respective Subgroup had filed its own consolidated (or combined)

Income Tax return (a "Subreturn") for the Tax Reporting Period and all prior Tax Reporting Periods to which this Agreement applies; and (ii) a net operating loss or net capital loss (each individually a "tax loss") or a tax credit which is not deemed under the terms of this Agreement to be utilized in a Tax Reporting Period will be treated as carried forward (but not back) for application in the Subgroup's future Subreturns.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
                          INTERCORPORATE TAX PAYMENTS

     1.01.  Carryforward Tax Losses or Tax Credits.
            ---------------------------------------

            (a) Except as provided in Article IV below, a tax loss or tax credit attributable to an Affiliate Company (a "Loss Affiliate Company") shall not result in an Intercorporate Tax Payment to such Loss Affiliate Company or the Subparent of the Subgroup in which it would be includible as a member. For purposes of this Agreement, only tax losses and tax credits which arose in any Tax Reporting Period will be considered; and subject to the SRLY rules and any other rules limiting the availability of tax losses or tax credits, a tax loss or tax credit attributable to a Loss Affiliate Company and not utilized under the terms of this Agreement by a member of its Subgroup may be carried forward but shall not be carried back.

            (b) In determining the amounts of the Loss Affiliate Company's tax losses and tax credits available for application for the current Tax Reporting Period in the Subreturn of its Subgroup, there shall be excluded all tax losses and tax credits of the Loss Affiliate Company which have been applied for any prior Tax Reporting Period to the Income Tax liability of the Loss Affiliate Company or another member of its Subgroup. The amount of all items of tax losses and tax credits of the Parent Company and each Affiliate Company shall be determined under the terms of this Agreement. In determining the Income Tax liability of a Subgroup, only the tax losses and tax credits of Affiliate Companies that are members of such Subgroup shall be taken into account. To the extent that this Agreement does not cover the treatment or timing of a particular item, the determination shall be made under the Code and applicable regulations.

     1.02.  Overpayments.  The portion of any overpayment of Income Taxes
            -------------
resulting in a refund or application of a credit which, as reasonably determined by Communications (in accordance with Section 4.01(b) below), is attributable to an Affiliate Company for any prior Tax Reporting Period, and was originally paid under Section 1.03(a) below by the Subparent of such Affiliate Company, shall be credited against the future amounts due to Communications under Section 1.03(a) with respect to such Affiliate and the Subgroup of which such Affiliate was a member at the time of the overpayment.

     1.03.  Payments to Communications for Subgroup Income Tax Liabilities;
            ---------------------------------------------------------------
Application to State Liabilities.
- ---------------------------------

            (a) The amount of the positive consolidated or combined return Income Tax liability of each of, respectively, the Broadcasting Affiliated Group and the Newspapers

Affiliated Group (computed as if Broadcasting and Newspapers filed consolidated or combined Subreturns and subject to adjustment under Section 1.02 above) for any Tax Reporting Period shall be remitted by or on behalf of the respective Subparent (Broadcasting or Newspapers, as the case may be) to Communications in cash not later than five (5) days prior to the respective due date of Income Taxes to which the Parent Company is subject, whether under Code Section 6655 (or an analogous provision of state Income Tax law) with regard to estimated payments, Code Section 6151 (or an analogous provision of state Income Tax law) with regard to payments required to accompany the consolidated (or combined) Income Tax return of the Parent Affiliated Group, or any later date of any actual payment of Income Taxes pursuant to amended return, administrative adjustment or unappealable final determination of a court of competent jurisdiction. (Moreover, on or before five (5) days prior to each of the above-mentioned due dates, each member of a Subgroup shall pay to its respective Subparent such member's share of the positive consolidated or combined return Income Tax liability of the Subgroup based on such member's separate return income.)

            (b) In respect of state Income Tax liabilities, this Agreement shall apply only to the consolidated or combined state Income Tax liabilities of the Parent Affiliated Group or Communications for any Tax Reporting Period for which the Parent Company or Communications files a consolidated or combined state Income Tax return in which is included the results of operations of any one or more other Affiliate Companies which is a member of the Broadcasting Affiliated Group or the Newspapers Affiliated Group.

     1.04   Tax Payment Obligations of Communications.  Communications hereby
            -----------------------------------------
agrees that it shall pay to the Parent Company or directly to the Internal Revenue Service or appropriate state taxing authority, not later than when and as due, the total amounts of all of the consolidated (and combined) federal and state Income Tax liabilities of the Parent Affiliated Group for all Tax Reporting Periods, but, in each instance, not in excess of the respective Income Tax liability for which Communications would be liable if Communications and the Affiliated Companies constituting its direct and indirect subsidiaries were members of an affiliated group for federal or state Income Tax purposes of which Communications was the common parent.

     1.05   Cost of Administration.  Each Affiliate Company shall pay, or
            ----------------------
reimburse Communications in the amount of, the portion reasonably allocated to such Affiliate Company by Communications of all costs and expenses incurred in connection with this Agreement, including, without limitation, all professional fees, court costs and other expenses incurred in connection with the determination or contest of an Affiliate Company's share of consolidated or combined return Income Tax liability for a Tax Reporting Period or the determination or contest of the consolidated (and combined) federal and state Income Tax liabilities of the Parent Affiliate Group for such period. Payments shall be made by the Affiliate Companies pursuant to this Section 1.05 no later than ten (10) days after Communications has delivered a written invoice therefor.

                                   ARTICLE II
                             CERTAIN DETERMINATIONS

     2.01.  Determination of Subgroup Consolidated Return Tax Liability.  The
            -----------------------------------------------------------
consolidated (or combined) return Income Tax liability of each Subgroup shall be computed as if the respective Subparent filed a consolidated return for the Tax Reporting Period with respect to the consolidated (or combined) taxable income of the Affiliate Companies which would be includible in the respective Subgroup, such consolidated (or combined) taxable income being determined in accordance with Treasury Regulation Section 1.1502-11 (or analogous or resulting provisions of state law) as applied in respect of the separate taxable incomes of the members of the respective Subgroup.

     2.02.  Income Taxes.  For purposes of this Agreement the term "Income
            -------------
Taxes" shall mean federal or state income taxes, taxes on preference items, and any minimum tax or alternative minimum tax, imposed under the Code, any state income tax statute or any successor statute, together with any interest and penalties related thereto.

                                  ARTICLE III
                                   COVENANTS

     3.01.  Continuation of this Agreement.  For so long as the Parent Company
            -------------------------------
is permitted, it shall continue to file consolidated federal Income Tax returns pursuant to Code Section 1501 for the Parent Affiliated Group, and this Agreement shall continue in effect and be implemented and enforced in accordance with its terms. Except as otherwise expressly agreed by the Parent Company, Communications, Broadcasting and Newspapers, any corporation which becomes an includible corporation in the Parent Affiliated Group shall be treated as a party to this Agreement, effective as of the first day the results of its operations for that day are included within the consolidated federal (or consolidated or combined state) taxable income of the Parent Affiliated Group.

     3.02.  Decisions Affecting the Amount of the Intercorporate Tax Payments.
            ------------------------------------------------------------------
In determining the amount of Intercorporate Tax Payments to be made under the terms of this Agreement, Communications shall have the right, in its sole discretion, to make decisions concerning tax matters, refunds or credits of the Parent Affiliated Group, which would affect (for purposes of determinations of Intercorporate Tax Payments) the separate Income Tax return liability, refunds, or credits of the respective Affiliated Companies (including, without limitation, the making, not making, or revoking of elections, resolution of disputes in connection with audits of Income Tax returns, and defending or settling any Income Tax return or any matter related thereto). Each Affiliate Company hereby irrevocably appoints Communications as its lawful agent and attorney-in-fact to take such action (including, without limitation, the execution of documents) as Communications may deem appropriate to effect the foregoing.

     3.03.  Cooperation.  Each Affiliate Company shall cooperate with
            -----------
Communications in the filing, to the extent permitted by law, of a consolidated federal income tax return and such combined state or local Income Tax returns as Communications elects to file or cause to be filed, by maintaining such books and records and providing such information as may be necessary or useful in the filing of such returns and executing any documents and taking any actions which Communications may reasonably request in connection therewith.

                                   ARTICLE IV
                                 GAAP REPORTING

     4.01.  Special Procedures for GAAP Reporting Purposes.
            ----------------------------------------------

            (a) Utilization of Tax Losses and Credits. If for a Tax Reporting
                -------------------------------------
Period the total of the tax losses (or tax credits) of an Affiliate Company, determined on a separate return basis, exceeds the total separate return income (or Income Tax liability) of the Affiliate Company (so that not all available tax losses or tax credits may be utilized on a separate return basis by such Affiliate Company), then, subject to the SRLY rules, the rules of this Section 4.01(a) and any other rules limiting for tax purposes the intercompany availability of tax losses or tax credits (other than the rule of Section 1.01(a) or 1.02 above limiting the use of losses and credits to members of the same Subgroup as that of which such Affiliate Company is a member), the available tax losses and tax credits, respectively, of the Affiliate Company shall be deemed to be applied intercompany, First, in full against the separate
                                            -----
return net income and Income Tax liability of the other Affiliate Companies within the same Subgroup as that in which the Loss Affiliate Company would be includible, with application, Second, against the positive separate return net
                              ------
income and Income Tax liabilities of members of other Subgroups. Communications shall be obligated to pay to the Affiliate Company which generated the tax losses or tax credits deemed to be utilized under clause Second above, without
                                                         ------
interest, on the day 90 days after the last to occur of the retirement of the 13.75% Senior Pay-in-Kind Notes due 2004 of Communications (the "PIK Notes"), the 11.75% Senior Notes due 2004 of Broadcasting (the "Broadcasting Notes") and the 11.875% Senior Notes due 2004 of Newspapers (the "Newspapers Notes"), or as soon thereafter as is practicable, the amount of Subgroup Income Tax which would have been saved had such tax losses or tax credits been applied for purposes of this Agreement to reduce the Income Tax liability of any Subgroup. Notwithstanding the foregoing, Communications shall have no payment obligation with respect to any tax loss or tax credit which was utilized under this Agreement to reduce the amount due by a Subgroup to Communications under Section
1.03 above. Moreover, for purposes solely of this Article IV (but not Articles I through III above), any tax losses or tax credits deemed to be utilized by another Subgroup under clause Second above shall not be available for
                              ------
carryforward application under this Article IV (but shall be so available for purposes of Articles I through III above).

            (b) Penalties, Interest and Adjustments. Any penalty or interest
                -----------------------------------
with respect to any underpayment of estimated or final consolidated (or combined) Income Taxes of the Parent Affiliated Group shall be attributed to the respective Affiliate Company to which the adjustment of income, deduction or credit resulting in the penalty or interest is attributable, but if there are no such Affiliate Companies, then to those Affiliate Companies with positive separate return Income Tax liability (as reported, adjusted or redetermined) for such Tax Reporting Period, ratably in proportion to their respective separate return Income Tax liabilities. If any adjustment is made to the consolidated (or combined) Income Tax liability of the Parent Affiliated Group for any Tax Reporting Period by amended return, by adjustment upon audit by the Internal Revenue Service (or state taxing authority) conceded by the Parent Company or Communications, or by final nonappealable determination of a court of competent jurisdiction, the overpayment or deficiency for such year shall be allocated to those members or former members which had the items of income, deduction or credit to which the overpayment or deficiency is attributable and, in the case of a deficiency, shall be promptly paid, without interest, and in the case of an overpayment shall be credited as provided in
Section 1.02 above against the Income Tax liability of the Subgroup of which such Affiliate Company is or was a member, and if any overpayment amount has not been so credited before the day 90 days after the last to occur of the retirement of the PIK Notes, the Broadcasting Notes and the Newspapers Notes, such amount shall be paid by Communications to such member (or, if a former member is involved, to such former member's Subparent), without interest.

                                   ARTICLE V
                                 MISCELLANEOUS

     5.01.  Amendments, Modifications and Supplements.  Except as provided in
            ------------------------------------------
Section 3.01 above regarding additional includible corporations, no amendment, modification or supplement relating hereto shall be effective unless in writing signed by or on behalf of the party to be charged therewith. This Agreement may be executed in one or more counterparts and with counterpart signature pages, all of which, taken together, shall constitute one and the same instrument.

     5.02.  Duration; Survival.  All covenants and agreements contained herein
            -------------------
shall continue in full force and effect from and after the date hereof so long as the Parent Affiliated Group remains and so long as the Parent Affiliated Group continues filing a federal consolidated Income Tax return.

     5.03.  Governing Law.  This Agreement shall be governed by, and construed
            --------------
and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws provisions.

     5.04.  Prior Agreements.  This Agreement shall supersede all prior
            ----------------
agreements and understandings, if any, concerning tax sharing between the Parent Company, Communications and any Affiliate Company.

     5.05.  Third-Party Beneficiaries.  The parties hereto hereby acknowledge
            -------------------------
and agree that the holders of the PIK Notes in purchasing the PIK Notes, and the Trustee under the Indenture to the PIK Notes, are relying on the provisions hereof and are intended to be third-party beneficiaries of the provisions hereof.

     5.06.  Effect of Agreement.  This Agreement shall determine the liability
            -------------------
of Parent Company, Communications and the other Affiliated Companies to each other as to the matters provided for herein, whether or not such determination is effective for purposes of the Code or state or local revenue laws, financial reporting purposes or any other purposes.

     5.07.  Right to Waive.  Notwithstanding anything to the contrary herein
            --------------
contained, any amount otherwise due to Communications hereunder may be waived by Communications if not otherwise necessary to pay debt service and indebtedness of Communications in the current or next succeeding year (after considering all other sources of liquidity in the ordinary course); provided, however, that debt
                                                    --------  -------
service necessary shall not include any debt service in respect of any indebtedness to the extent that the payment thereof may at the time be made by the issuance of additional indebtedness (or by the capitalization of such debt service).

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement on the date first above written, intending it to be effective as of January 1, 1996.

                                          PARENT COMPANY
                                          PARK ACQUISITIONS, INC.

                                          By:________________________________
                                             Donald R. Tomlin, Jr.,
                                             Co-Chief Executive Officer

                                          and

                                          By:________________________________
                                             Gary B. Knapp,
                                             Co-Chief Executive Officer

                                          PARK COMMUNICATIONS, INC.


                                          By:________________________________

                                          Name:______________________________

                                          Title:_____________________________


                                          PARK BROADCASTING, INC.


                                          By:________________________________

                                          Name:______________________________

                                          Title:_____________________________


                                          PARK NEWSPAPERS, INC.


                                          By:________________________________

                                          Name:______________________________

                                          Title:_____________________________

                   [See attached counterpart signature pages]

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               ROY H. PARK BROADCASTING, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK BROADCASTING OF
                               TENNESSEE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK BROADCASTING OF THE
                               TRI-CITIES, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK BROADCASTING OF
                               ROANOKE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               ROY H. PARK BROADCASTING OF
                               UTICA-ROME, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               BIRMINGHAM TELEVISION CORPORATION


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK BROADCASTING OF KENTUCKY, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               ROY H. PARK BROADCASTING OF
                               VIRGINIA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK BROADCASTING OF LOUISIANA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK RADIO, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK FM BROADCASTING
                               OF EAST CAROLINA


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK BROADCASTING OF
                               THE MIDWEST, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               ROY H. PARK BROADCASTING OF
                               MINNESOTA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK BROADCASTING OF
                               THE LAKE COUNTRY, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK BROADCASTING OF
                               OREGON, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               CONTEMPORARY FM, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               ROY H. PARK BROADCASTING OF
                               SYRACUSE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               ROY H. PARK BROADCASTING OF
                               WASHINGTON, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK RADIO OF GREATER NEW YORK, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK BROADCASTING OF IOWA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK BROADCASTING OF FLORIDA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF ST. LAWRENCE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF WAYNESBORO, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF MEDINA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK NEWSPAPERS OF CLARK COUNTY, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF HUDSON, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF KENTUCKY, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               MOORESVILLE TRIBUNE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK NEWSPAPERS OF MOORE COUNTY, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF MINNESOTA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF MOREHEAD, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF IDAHO, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK NEWSPAPERS OF NORTHEASTERN
                               NORTH CAROLINA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF EDEN, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF THE CUMBERLANDS,
                               INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF ROCKINGHAM, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               EFFINGHAM DAILY NEWS COMPANY


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF INDIANA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF OKLAHOMA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF CREEK, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK NEWSPAPERS OF MORGANTON, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF IREDELL, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               THE CONCORD TRIBUNE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF CONCORD, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               KANNAPOLIS PUBLISHING COMPANY, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               COLDWATER REPORTER COMPANY


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF MICHIGAN, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF LUMBERTON, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               CLINTON NEWSPAPERS, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF CLINTON, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF MARION, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF DEVILS LAKE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK NEWSPAPERS OF GEORGIA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF VIRGINIA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               LOCKPORT UNION SUN & JOURNAL, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               RHP NEWSPAPERS, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK NEWSPAPERS OF ILLINOIS, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF FLORIDA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               THE PILOT COMPANY, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF SAPULPA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK NEWSPAPERS OF STATESVILLE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF IRADELL, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               LOCKPORT PUBLICATIONS, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PRINCE WILLIAM PUBLISHING COMPANY


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               MCALESTER PUBLISHING COMPANY


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF MOORESVILLE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               SOUTH IDAHO NEWSPAPERS, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK RADIO OF IOWA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK OF MONTGOMERY I, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK OF MONTGOMERY II, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF SUSQUEHANNA, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________


                               PARK NEWSPAPERS OF HONESDALE, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                               AFFILIATE COMPANY
                          COUNTERPART SIGNATURE PAGE
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996

                               PARK NEWSPAPERS OF NORWICH, INC.


                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                                   [Form of:]

                                   ADDENDUM
                                      TO
                     INTERCORPORATE TAX SHARING AGREEMENT
                                     AMONG
             PARK ACQUISITIONS, INC. AND ITS AFFILIATED COMPANIES
                             DATED JANUARY 1, 1996



     By the execution and delivery of this Addendum by its duly authorized officer, the undersigned Affiliate Company agrees to be bound and benefited, by and in accordance with, the terms of this Intercorporate Tax Sharing Agreement, as of the date of its first inclusion in the Parent Company Affiliated Group.


                              AFFILIATE COMPANY



                              _____________________________________



                              By:__________________________________

                              Name:________________________________

                              Title:_______________________________

                              Date of Execution:___________________